UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               September 29, 2005
             ------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                        Commission file number - 2-63322
                        --------------------------------


                      INTERNATIONAL SHIPHOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                                  36-2989662
--------------------------------       -----------------------------------------
(State or other jurisdiction of        (I.R.S. Employer Identification Number)
incorporation or organization)


650 Poydras Street         New Orleans, Louisiana                  70130
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    (Address of principal executive offices)                    (Zip Code)


                                 (504) 529-5461
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

ITEM 7.01. REGULATION FD DISCLOSURE

     On September 29, 2005, International Shipholding Corporation issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

     In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Press release issued by International Shipholding Corporation, dated September 29, 2005.


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


SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      INTERNATIONAL SHIPHOLDING CORPORATION

                              /s/ Manuel G. Estrada
        ----------------------------------------------------------------
                                Manuel G. Estrada
                   Vice President and Chief Financial Officer


Date  September 29, 2005
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